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CREATOR OF THE SLEEP NUMBER® BED

35

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Second Quarter 2008 Investor Call

July 23, 2008

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Slide 2

Statements in this presentation that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; uncertainties arising from global events; consumer confidence; effectiveness of our advertising and promotional efforts; our ability to fund our operations through cash flow from operations or availability under our bank line of credit or other sources, and the cost of credit or other capital resources necessary to finance operations; the risk of non-compliance with financial covenants under our bank line of credit, and the potential need to obtain additional capital through the issuance of debt or equity securities; our ability to attract and retain qualified sales professionals and other key employees; consumer acceptance of our products, product quality, innovation and brand image; our ability to continue to expand and improve our product line; industry competition; warranty expenses; risks of pending litigation; our dependence on significant suppliers, and the vulnerability of any suppliers to commodity shortages, inflationary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs; the capability of our information systems to meet our business requirements and our ability to upgrade our systems on a cost-effective basis without disruptions to our business; and increasing government regulations, including new flammability standards for the bedding industry which have added product cost pressures and have required implementation of systems and manufacturing process changes to ensure compliance. Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this presentation.

Forward Looking Statements

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Slide 3

FY08 Second Quarter Results Summary

Q2

Q2

2008

2007

Change

Net Sales

152.1

$

179.0

$

(26.9)

$

Gross Profit

90.6

$

109.5

$

(18.9)

$

  % of Net Sales

59.6%

61.2%

Operating (loss) income

(10.3)

$

4.8

$

(15.1)

$

Net (loss) income per share

(0.15)

$

0.06

$

(0.21)

$

Diluted Shares (millions)

44.1

49.9

(5.8)

($ in millions, except EPS)

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Slide 4

Cost Reduction and Margin Improvement

Reduce workforce: corporate, sales & operations

Lower promotions, price increase

Cash, Inventory and Payables

Defer programs: International, SAP & Stores

Stabilize / Restore Sales

Restore media investment

Introduce new product (6000 model)

Launch media campaign

Realizing the Benefits of Q1 Initiatives

2008 Impact

$30M

$8M-$15M

Flexible Spend at 2007 levels

Improving Mix

March Launch

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Slide 5

Actions to Support Second Half

Impact

Cost and Profit Enhancement Initiatives:

•  Productivity / Discretionary Spend Reductions

$3.0 M

•  Pricing

$3.0 M

•  10 additional store closures

Revenue Support:

•  Media and Marketing

•  Adjust creative ad mix

•  Flex with performance

•  New Bed Model

•  Premium price point

•  Launch in late Q3

•  Accessories

•  New program launching in August

•  Focused on holiday traffic

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Slide 6

Improved Performance on Lower Seasonal Sales

Second quarter results reflect the impact of management actions taken at the end of the first quarter

Q2

Q1

2008

2008

Improvement

Net Sales

$

152.1

$

168.2

    Net Sales Change vs. Prior Year

(15%)

(22%)

+ 7 ppt

Gross Profit Rate

59.6%

57.6%

+ 200 bp

Operating (loss) income

(10.3)

$

(11.0)

$

0.7

$

Net (loss) income per share

(0.15)

$

(0.16)

$

0.01

$

($ in millions, except EPS)

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($ in millions)

Change vs. Q2	14% 22%	10% 5%	19% 7%

Slide 7

Second-Half Outlook and Store Summary

Stores with New Fitch Design by Quarter

    2                       8                       9                    14                  24                  40                    52                    53

Store Count by Quarter

Net Sales Seasonality

Q2-08

Q1-08

Q4-07

Q3-07

Q2-07

Q1-07

Q4-06

Q3-06

Q2-06

Q1-06

Q4-05

Q3-05

Q2-05

Q1-05

$225

$200

$175

$150

$125

$100

$75

$50

$25

$0

471

477

478

478

481

478

447

460

Q1-07

Q2-07

Q3-07

Q4-07

Q1-08

Q2-08

Q3-08(E)

Q4-08(E)

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Slide 8

Targeting Return to Profitability in Back Half

Quarterly Operating Profit Benefit of $10M+

+10-15% v Q2

Impact

+2M-$3M per Qtr

Profitability will result from aggressive cost actions and

expected return to historically higher seasonal volume

Average second half seasonal sales improvement

Profit flow through of incremental sales

Additional potential sales benefits

Pricing / promotion

Accessories programs

Profit Improvement Opportunities

Full benefit of Q1 actions

Additional cost savings identified

Store closures and discretionary spending reductions

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Slide 9

Macro-economic environment remains uncertain

Long-term opportunity unchanged

Need for sleep increasing

Unique product – appreciated by customers

Team with passion for product and customers

Realizing improved performance due to Q1 actions

Positioned for profitability in the second half

Summary